Exhibit 99.1

 J.P. Morgan  43rd Annual Healthcare Conference  January 16, 2025  Jim Clemmer, President & CEO

 Forward looking statements  2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2024. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance.  Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 AngioDynamics Summary  Our Med Tech segment operates in key markets with unique technologies that deliver proven clinical outcomes  We have a strong track record in portfolio management, R&D, clinical and regulatory expansion, and customer-centric sales & marketing  Our Med Device segment funds investments driving Med Tech growth  We maintain a debt-free, strong balance sheet  We expect to be Adj. EBITDA positive by FY2025 and cash flow positive by FY2026  Our company is positioned for sustainable revenue growth and profit for years to come  2

AngioDynamics

We are a dynamic, diversified medical technology company committed to expanding treatment options and improving patient outcomes and quality of life by focusing on cardiovascular disease and cancer. Our execution strategy is built on innovative R&D, clinical and regulatory pathway expansion, and customer centric sales performance.

Global Cardiovascular Disease Burden[1]

523M diagnosed in 2020
~19 million deaths

Cardiovascular Disease causes 1 in 3 deaths globally

Global Cancer Burden[2]

19.3M diagnosed in 2020
~10 million deaths

Cancer causes 1 in 6 deaths globally

- **$271M Fiscal 2024 Pro Forma Revenue**
- **Projected positive adj. EBITDA for FY2025**
- **2 Global Reporting Segments: Med Tech & Med Device**
- **High growth Med Tech segment has grown to more than 40% of our total revenue**
- **Med Tech segment comprises 3 innovative platform technologies**
- **Strong balance sheet**

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All presentation references are on the reference page at the back of the presentation

 Venous Thromboembolism (VTE)  $5.3B US TAM*  AngioDynamics  5  Our broad based clinically focused portfolio targets treating two of the largest global healthcare markets  Cardiovascular Disease  Cancer  MINI STICK MAX  Prostate Care  $780M US TAM*  Peripheral Artery  Disease (PAD)  $760M US TAM*  Med Tech  Med  Device  The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli during extracorporeal bypass for up to 6 hours.  The AlphaVac cannula is indicated for the non-surgical removal of thrombi or emboli and aspiration of contrast media and other fluids from the vasculature. It is intended for use in the venous system and for the treatment of Pulmonary Embolism

 AngioDynamics  Our demonstrated successful execution in portfolio optimization, clinical and regulatory  expansion, and product introductions…  Dialysis & BioSentry Divested June 2023 Port Patent Settlement Apr. 2024  PICC & Midlines Divested Feb 2024  FY 2020  FY 2025  NAMIC Divested Jun 2019  MedTech Revenue Contribution  ~15%  ~45%  FY2021  $3.0B  FY2023  $6.0B  FY2025  $8.0B  FY2018  $1.3B  U.S. Total Addressable Markets  6

AngioDynamics

…Positions us for sustained growth and profitability in our focus markets

AURYON | NANOKNIFE Irreversible Electroporation (IRE) PROSTATE | ALPHAVAC | ANGIOVAC

Platform Technologies

- Differentiated technologies
- Robust R&D pipeline
- Ongoing clinical investment
- Exploring new indications

Dynamic Markets

- Strong mechanical thrombectomy market growth
- Focal therapy for Prostate is less than 7% penetrated
- Solid PAD Atherectomy market
- New dynamics in Percutaneous Coronary Interventions (PCI) may significantly increase use of laser atherectomy
- Structural heart procedure growth may open new opportunities for AngioVac

Leverageable Infrastructure

- Current sales structure is positioned to support future growth.
- Margins and profits continue to expand steadily.
- Med Device's synergistic portfolio & profitability
- Current G&A structure supports our strategic plan
- Manufacturing footprint restructuring estimated to save $15M in FY 2027

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AngioDynamics

NanoKnife is a unique technology poised to drive change in the standard of care for focal therapy in Prostate, the most diagnosed cancer in men

	Cardiovascular Disease		Cancer
Med Tech	Venous Thromboembolism (VTE) $5.3B US TAM* ANGIOVAC ALPHAVAC	Peripheral Artery Disease (PAD) $760M US TAM* AURYON	Prostate Care $780M US TAM* NANOKNIFE Irreversible Electroporation (IRE) PROSTATE
Med Device	Uni-Fuse VenaCure EVLT Mariner Soft-Vu	ADX Accu-Vu MINI STICK MAX	SmartPort+ Solero Habib 4X IsoLoc

The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli during extracorporeal bypass for up to 6 hours.
The AlphaVac cannula is indicated for the non-surgical removal of thrombi or emboli and aspiration of contrast media and other fluids from the vasculature. It is intended for use in the venous system and for the treatment of Pulmonary Embolism

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NanoKnife Prostate Care

Men are being forced to compromise between their quality of life or controlling their cancer

MARKET DYNAMICS


USA/CAN: $925M
EMEA: $850M
TAM $2.7B
LATAM: $200M
APAC: $715M

Prostate Cancer is Prevalent, On the Rise & Debilitating

The most diagnosed male cancer in 112 countries, including the U.S.[5]	Incidence projected to double by 2040[5]

Current Standard Treatment Options Remain Suboptimal

Active Surveillance[3]	Radical Surgery[4]		Radiation Therapy[4]	
Treatment-free Survival Rates	Erectile Dysfunction	Urinary Incontinence	Erectile Dysfunction	Urinary Incontinence
 5 years 50.2% 10 years 38.7% 15 years 33.7%	 Baseline 34% 1-year 85%	 Baseline 30% 1-year 71%	 Baseline 32% 1-year 62%	 Baseline 31% 1-year 39%

Clinical Research Favors Focal Therapy As "A Middle Ground"

Focal therapy aims to destroy the index lesion while preserving the natural anatomy, continence and erectile function of the man.[6]

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NanoKnife Technology

Preserves the underlying structure of tissue giving physicians a more precise tool…



Probe Placement

Up to 6 probes placed per procedure





Non-Thermal Decellularization

Destroys targeted tissue with precise margins, preserving vital structures and tissue integrity



IRE selectively targets cell membranes[7]

Sufficient voltage permanently opens the ion channels of the cell[7]

Cell loses homeostasis leading to cell death[7]

NANOKNIFE Irreversible Electroporation (IRE) PROSTATE

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 PRESERVE Pivotal Study  …to minimize quality of life side effects by helping to maintain both sexual and urinary  function for patients  IRE  Radical Surgery  Radiation Therapy  Erectile Function  (9%)  (51%)  (30%)  Urinary Continence  (1.2%)  (41%)  (8%)  Change from baseline at 1 year8, 9  Number of Sites  17 US Sites  Number of Patients  121  Follow Up  12 Months  Efficacy8  84% of patients were free from clinically significant in- field disease  Safety8  3.3% of patients had a device related SAE, all of which resolved  NanoKnife safely & effectively treats prostate tumors while avoiding the high incidence  of erectile dysfunction and incontinence associated with radical surgery and radiation  10

AngioDynamics

Differentiated technologies and a comprehensive portfolio enable us to be a strong competitor within high growth Cardiovascular Disease market

	Cardiovascular Disease		Cancer
Med Tech	Venous Thromboembolism (VTE) $5.3B US TAM* ANGIOVAC, ALPHAVAC	Peripheral Artery Disease (PAD) $760M US TAM* AURYON	Prostate Care $780M US TAM* NANOKNIFE Irreversible Electroporation (IRE) PROSTATE
Med Device	Uni-Fuse, Mariner, VenaCure EVLT, Soft-Vu	ADX, Accu-Vu, MINI STICK MAX	SmartPort+, Solero, Habib 4X, IsoLoc

The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli during extracorporeal bypass for up to 6 hours.
The AlphaVac cannula is indicated for the non-surgical removal of thrombi or emboli and aspiration of contrast media and other fluids from the vasculature. It is intended for use in the venous system and for the treatment of Pulmonary Embolism

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 Cardiovascular Venous  Venous Thromboembolism (VTE) represents an attractive, high growth, underpenetrated market opportunity  TAM  $5.2B  PE  $2.4B  DVT  $2.8B  Right  Heart  $120M  Deep Vein Thrombosis (DVT)  Mechanical Thrombectomy is estimated to have penetrated ~15% of the TAM 11, 12  Mechanical Thrombectomy is expected to grow ~20% in 202510  M A R K E T  D Y N A M I C S  Growth is driven by rising intravenous drug abuse, an aging population, and increased  pacemaker prevalence  More interventionalists embrace percutaneous techniques and the structural heart market is expanding  Right Heart  Pulmonary Embolism (PE)  17  Mechanical Thrombectomy is estimated to have penetrated ~25% of the TAM 11, 12  Mechanical Thrombectomy is expected to grow ~16% in 2025 10

AngioVac Technology

Only system allowing for the continuous aspiration and simultaneous reinfusion of blood allowing physicians to treat more complex cases minimally invasively

Aspiration & Simultaneous Reinfusion



On-circuit aspiration provides surgical results via percutaneous access by simultaneously reinfusing blood back in the patient's body, minimizing blood loss.

Proprietary Funnel

Funnel tip design enables efficient clot aspiration and compression



- More than 100 publications on the use of the AngioVac system[13]
- Use of the device has been published for caval thrombi, cardiac masses and thrombi[14]

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 *Actual case result  AlphaVac Technology  Advanced - Large Bore Aspiration CANNULA  AlphaVac combines AngioVac cannula technology with off-circuit manual aspiration control for superior aspiration, physician control and maneuverability, uniquely positioning it for PE  Proprietary FUNNEL  Manual Aspiration HANDLE  Complete  SYSTEM  17

APEX – AV Pivotal Study

AlphaVac received FDA clearance for PE following APEX-AV study demonstrating efficacy and significantly improved reduction in clot burden vs. competitive technologies

APEX-AV

Number of Sites	**25 US Sites**
Number of Patients	**122**
Timeline	**Oct. 2022 – Dec 2023**

Significant reduction in the RV/LV ratio[15]
- Significant improvement in the RV function

Significant reduction in clot burden
- Large funnel size (33 Fr) may aid in reducing the clot burden

Procedure efficiency
- Atraumatic tip provides easy and efficient navigation in the Pas
- Ability to minimize blood loss

	APEX (AlphaVac)	FLARE (FlowTriever)	EXTRACT-PE (Indigo)
Reduction in Clot Burden[16-18]	35.1%	9.3%	11.3%

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Cardiovascular Arterial

With over 100,000 patients treated, the Auryon Atherectomy System has surpassed $150M cumulative sales since its September 2020 launch

MARKET DYNAMICS



Served
$500M
BSX
6%
ANGO
10%
ABT
38%
Auryon
~10%+
PHG
15%
MDT
31%

AURYON





0.9 mm
1.5 mm
1.7 mm
2.0 mm*
2.35 mm**

Treat all levels of calcification[19-21]

- Indicated for in-stent restenosis
- Treats above and below the knee (inc. below the ankle)

Protective of vessel wall[21-23]

- Targeted biological reactions to address risk of perforations
- Built-in aspiration to address risk of embolization

Ability to crack medial calcification[25]

- Shock waves break severe calcification, including medial arterial calcification
- Contributes to plaque modification that may help improve vessel compliance

Designed for hospital and lab[19-21, 24]

- Portable, 110V outlet, low noise, touch screen
- Debulk in fewer passes

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 AMBITION BTK Enrollment Begins Q1 2025  RCT: 200 Patients  Registry: ~1,500 Patients  Initial European Experience in Coronary Artery Disease  Auryon Platform Technology  The Auryon System's technology has demonstrated safety and efficacy in PAD and presents an opportunity to expand into additional disease states  MicroCT Pre-Clinical Study Published Dec. 2023  Established Secondary Mechanism of Action  Auryon w/ Angioplasty vs. Angioplasty  alone Below The Knee (BTK)  PATHFINDER Registry 12 Mo Published Sept 2023  Auryon BTK Prospective Study Published May 2024  Promising Initial Study Results  Safety, Efficacy & Versatility  ~$900M US TAM*  PMA Consideration  P E R I P H E R A L A R T E R Y D I S E A S E  17  (P A D)  C O R O N A R Y  A R T E R Y  D I S E A S E  (C A D)

 Venous Thromboembolism (VTE)  $5.3B US TAM*  AngioDynamics  The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli during extracorporeal bypass for up to 6 hours.  19 The AlphaVac cannula is indicated for the non-surgical removal of thrombi or emboli and aspiration of contrast media and other fluids from the vasculature. It is intended for use in the venous system and for the treatment of Pulmonary Embolism  Med Device segment includes trusted brands serving both Cardiovascular and Cancer while providing stable earnings and cash flow enabling Med Tech investment  Cardiovascular Disease  Cancer  MINI STICK MAX  Prostate Care  $780M US TAM*  Peripheral Artery  Disease (PAD)  $760M US TAM*  Med Tech  Med  Device

 Fiscal Year 2025 Results and Guidance  Metric  Q2 2025  YTD 2025  Full Year FY2025  Guidance  Net Sales  $73.0 million  $140.5 million  $282 - $288 million  Med Tech Net Sales  Med Tech Growth  $31.5 million  25%  $59.5 million  16.8%  12 – 15% YoY growth  Med Device Net Sales Med Device Growth  $41.5 million (0.4%)  $81.0 (2.0%)  Flat  Gross Margin  54.7%  54.6%  52 - 53%  Adjusted EBITDA  $3.1 million  $2.9 million  $1.0 - $3.0 million  Adjusted EPS  ($0.04)  ($0.15)  ($0.34) – ($0.38)

 21  AngioDynamics Summary  Our Med Tech segment operates in key markets with unique technologies that deliver proven clinical outcomes  We have a strong track record in portfolio management, R&D, clinical and regulatory expansion, and customer-centric sales & marketing  Our Med Device segment funds investments driving Med Tech growth  We maintain a debt-free, strong balance sheet  We expect to be Adj. EBITDA positive by FY2025 and cash flow positive by FY2026  Our company is positioned for sustainable revenue growth and profit for years to come

 J.P. Morgan  43rd Annual Healthcare Conference  January 16, 2025  Jim Clemmer, President & CEO

References

- Management estimates & industry sources

1. https://professional.heart.org/-/media/PHD-Files-2/Science-News/2/2022-Heart-and-Stroke-Stat-Update/2022-Stat-Update-factsheet-Global-Burden-of-Disease.pdf; https://www.cdc.gov/pcd/issues/2022/22_0347.htm
2. https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21660#:~:text=Worldwide%2C%20an%20estimated%2019.3%20million,skin%20cancer)%20occurred%20in%202020.
3. Timilshina, N et al. "Long-term Outcomes Following Active Surveillance of Low-grade Prostate Cancer: A Population-based Study Using a Landmark Approach." The Journal of urology vol. 209,3 (2023): 540-548. doi:10.1097/JU.0000000000003097
4. Donovan JL, Hamdy FC, Lane JA, et al. Patient-Reported Outcomes 12 Years after Localized Prostate Cancer Treatment. Supplemental Table S1A-D [published correction appears in NEJM Evid. 2023 Jun;2(6):EVIDx2300122. doi:10.1056/EVIDx2300122]. NEJM Evid. 2023;2(4):EVIDoa2300018. doi:10.1056/EVIDoa2300018
5. The Lancet Commission on prostate cancer: planning for the surge in cases James, Nicholas D et al. The Lancet, Volume 403, Issue 10437, 1683 – 1722
6. Bedi N, Reddy D, Ahmed HU. Targeting the cancer lesion, not the whole prostate. Transl Androl Urol. 2020 Jun;9(3):1518-1525. doi: 10.21037/tau.2019.09.12. PMID: 32676439; PMCID: PMC7354301.
7. Geboers, B., Scheffer, H. J., Graybill, P. M., Ruarus, A. H., Nieuwenhuizen, S., Puijk, R. S., van denTol, P. M., Davalos, R. V., Rubinsky, B., de Gruijl, T. D., Miklavčič, D., & Meijerink, M. R. (2020). High-Voltage Electrical Pulses in Oncology: Irreversible Electroporation, Electrochemotherapy, Gene Electrotransfer, Electrofusion, and Electroimmunotherapy. Radiology, 295(2), 254–272. https://doi.org/10.1148/radiol.2020192190
8. Data on file - Pivotal Study of the NanoKnife System for the Ablation of Prostate Tissue (PRESERVE)
9. Donovan JL, Hamdy FC, Lane JA, et al. Patient-Reported Outcomes 12 Years after Localized Prostate Cancer Treatment. Supplemental Table S1A-D [published correction appears in NEJM Evid. 2023 Jun;2(6):EVIDx2300122. doi:10.1056/EVIDx2300122]. NEJM Evid. 2023;2(4):EVIDoa2300018. doi:10.1056/EVIDoa2300018
10. Equity Research, Med Tech Cardiovascular, Multi Company Note – January 25, 2024
11. Truist, Penumbra, Inc. September 12, 2021
12. Company estimates
13. As of Jan 2024. Source: https://pubmed.ncbi.nlm.nih.gov/ (Search term: "AngioVac").
14. The AngioVac system is NOT indicated (off-label) for use in the Pulmonary arteries, Left heart and treatment of Endocarditis
15. Ende-Verhaar YM, Kroft LJM, Mos ICM, Huisman MV, Klok FA. Accuracy and reproducibility of CT right-to-left ventricular diameter measurement in patients with acute pulmonary embolism. PLoS One. 2017 Nov 28;12(11):e0188862.
16. Tu T, Toma C, Tapson VF, Adams C, Jaber WA, Silver M, Khandhar S, Amin R, Weinberg M, Engelhardt T, Hunter M, Holmes D, Hoots G, Hamdalla H, Maholic RL, Lilly SM, Ouriel K, Rosenfield K; FLARE Investigators. A Prospective, Single-Arm, Multicenter Trial of Catheter-Directed Mechanical Thrombectomy for Intermediate-Risk Acute Pulmonary Embolism: The FLARE Study. JACC Cardiovasc Interv. 2019 May 13;12(9):859-869.
17. Bashir R, Foster M, Iskander A, Darki A, Jaber W, Rali PM, Lakhter V, Gandhi R, Klein A, Bhatheja R, Ross C, Natarajan K, Nanjundappa A, Angle JF, Ouriel K, Amoroso NE, Firth BG, Comerota AJ, Piazza G, Rosenfield K, Sista AK. Pharmacomechanical Catheter-Directed Thrombolysis With the Bashir Endovascular Catheter for Acute Pulmonary Embolism: The RESCUE Study. JACC Cardiovasc Interv. 2022 Dec 12;15(23):2427-2436.
18. Sista AK, Horowitz JM, Tapson VF, Rosenberg M, Elder MD, Schiro BJ, Dohad S, Amoroso NE, Dexter DJ, Loh CT, Leung DA, Bieneman BK, Perkowski PE, Chuang ML, Benenati JF; EXTRACT-PE Investigators. Indigo Aspiration System for Treatment of Pulmonary Embolism: Results of the EXTRACT-PE Trial. JACC Cardiovasc Interv. 2021 Feb 8;14(3):319-329.
19. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-Laser™ IDE study. Catheter Cardiovasc Interv. 2019;1-8.
20. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical's B-Laser™, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: Results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92.
21. Auryon. Instructions for use. AngioDynamics; 2019.
22. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.
23. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347.
24. Kuczmik W, Kruszyna L, Stanisic MG, Dzieciuchowicz L, Ziaja K, Zelawski W, et al. Laser atherectomy using the novel B-Laser™ catheter, for the treatment of femoropopliteal lesions: twelve-month results from the EX-PAD-01 study. Not yet published.
25. Rundback et al. Treatment effect of medial arterial calcification in below-knee after Auryon laser atherectomy using micro-CT and histologic evaluation. Cardiovasc Revasc Med. 2023 Jun 28;S1553-8389(23)00674-7.

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